UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche Variable NAV Money Fund

Institutional Shares

Contents

3 Portfolio Management Review

9 Investment Portfolio

13 Statement of Assets and Liabilities

14 Statement of Operations

15 Statement of Changes in Net Assets

16 Financial Highlights

17 Notes to Financial Statements

24 Report of Independent Registered Public Accounting Firm

25 Information About Your Fund's Expenses

27 Tax Information

28 Advisory Agreement Board Considerations and Fee Evaluation

32 Board Members and Officers

37 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks preservation of capital, the net asset value per share of the fund will fluctuate, and you could lose money by investing in the fund. Unlike a traditional money market fund, the fund will not use the amortized cost method of valuation and does not seek to maintain a stable share price of $1.00. As a result, the fund's share price, which is its net asset value per share (NAV), will vary and reflect the effects of unrealized appreciation and depreciation and realized losses and gains.

Money Market investments are subject to interest-rate and credit risks. When interest rates rise, prices generally fall. In addition, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. Any investments in money market instruments of foreign issuers are subject to some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk, and economic and financial instability. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutscheliquidity.com/US for the fund's most recent month-end performance. The yield quotation more closely reflects the current earnings of the fund rather than the total return quotation. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Yields fluctuate and are not guaranteed.

Investment Strategy Deutsche Variable NAV Money Fund invests in high-quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

For its most recent fiscal period ended August 31, 2015, Deutsche Variable NAV Money Fund posted a total return of 0.18% (Institutional Shares). The fund's 7-day current yield as of August 31, 2015 was 0.15%.

The fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity, diversity and liquidity of instruments in which a money fund may invest.

The fund is a money market fund that is designed to serve as a complementary product to traditional stable value money market funds. Unlike a traditional money market fund, the fund does not seek to maintain a stable share price. As a result, the fund's share price, which is its net asset value per share (NAV), varies daily, and reflects the effects of unrealized appreciation and depreciation and realized losses and gains.

Portfolio Performance (as of August 31, 2015)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks preservation of capital, the net asset value per share of the fund will fluctuate, and you could lose money by investing in the fund. Unlike a traditional money market fund, the fund does not use the amortized cost method of valuation and does not seek to maintain a stable share price. As a result, the fund's share price, which is its net asset value per share (NAV), will vary and reflect the effects of unrealized appreciation and depreciation and realized losses and gains.

7-Day Current Yield
Deutsche Variable NAV Money Fund — Institutional Shares	0.15%
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please call the Service Center at (800) 730-1313 for the fund's most recent month-end performance.

Over the past 12 months ended August 31, 2015, rate levels within the money market yield curve — including short-term money market rates — fluctuated based on varying economic reports, investors' interest rate expectations, geopolitical uncertainty and evolving U.S. Federal Reserve Board (the Fed) statements. Near the end of 2014, positive employment and GDP figures accelerated expectations for higher rates, and short-term money market rates rose in response. In March 2015, the Fed removed the word "patient" from its statement regarding the timing of a possible rate hike. But at the same time, the Fed gave itself the flexibility to wait until the appropriate time for an increase in the federal funds rate from its current near-zero level. The Fed's "dovish" tone in March caused U.S. interest rates to decline across the board as expectations for the initial fed funds rate hike were pushed back. However, despite temporary conditions such as harsh winter weather that many said was to blame for disappointing first quarter 2015 U.S. gross domestic product (GDP) growth, in April the Fed indicated that it anticipates that U.S. economic conditions will improve. A second-quarter rebound in U.S. GDP growth and a new support package for Greece in July set the stage for a possible rate hike as early as September of 2015. In late August, the focus shifted to China as news of that country’s recent economic slowdown spurred additional market volatility. Given the Fed’s "data dependence" and its concern over the global economic situation, some investors questioned whether the U.S. central bank should begin raising short-term rates during 2015, and we saw renewed price fluctuations among longer-term Treasury issues.

"We believe that the Fed's anticipated moves to raise rates may cause six-month-to-one-year money market rates to gradually rise toward mid-2016."

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the annual period ended August 31, 2015. We continued to seek ample liquidity, high credit quality and strong diversification across sectors and geographic regions while maintaining a neutral portfolio duration (or interest rate sensitivity). We pursued this strategy in light of the near-term outlook for near-zero short-term interest rates and limited money market supply. In addition, outside of mandated liquidity requirements, we looked to keep the fund's cash position relatively low in order to take advantage of higher yields available from six-month-to-one-year money market securities.

Negative Contributors to Fund Performance

Preferring a cautious approach at a time of market uncertainty, we tilted the fund toward high-quality securities that tended to have lower yields than issues carrying more risk. While this strategy cost the fund some yield, we believe it represented a prudent approach to preserving principal.

Outlook and Positioning

Within money markets, we believe that the current balance of tight supply and heavy demand will most likely persist through the remainder of 2015. These technical market conditions should keep yields very low throughout the one-day-to-five-month portion of the money market yield curve maturity spectrum until the Fed begins to increase short-term rates. We believe that the Fed's anticipated moves to raise rates may cause six-month-to-one-year money market rates to gradually rise toward mid-2016.

We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards under the current market conditions. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The federal funds rate is the interest rate a borrowing bank pays to a lending bank, with the rate determined by members of the Federal Open Market Committee (FOMC) at their regular meetings. The federal funds rate sets the standard for short-term U.S. interest rates.

Gross domestic product (GDP) is the monetary value of goods and services produced within a country's borders in a specific time frame.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Investment Portfolio as of August 31, 2015

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 17.9%
Banco del Estado de Chile:
0.3%, 10/6/2015	1,800,000	1,800,252
0.32%, 11/4/2015	1,000,000	1,000,150
DZ Bank AG, 0.3%, 11/24/2015	2,000,000	2,000,080
HSBC Bank U.S.A. NA, 0.25%, 9/24/2015	1,000,000	1,000,010
Mitsubishi UFJ Trust & Banking Corp., 0.32%, 11/13/2015	2,000,000	2,000,200
Mizuho Bank Ltd., 0.27%, 9/18/2015	1,000,000	1,000,030
Rabobank Nederland NV, 0.374%, 4/14/2016	1,000,000	999,870
Rabobank Nederland NV, 0.404%, 10/1/2015	2,500,000	2,499,775
Standard Chartered Bank, 0.31%, 10/5/2015	1,500,000	1,500,180
Svenska Handelsbanken AB, 0.404%, 10/2/2015	2,000,000	1,999,888
The Toronto-Dominion Bank, 0.43%, 3/2/2016	1,000,000	1,000,060
Total Certificates of Deposit and Bank Notes (Cost $16,800,107)		16,800,495

Commercial Paper 57.5%
Issued at Discount* 46.2%
Bank Nederlandse Gemeenten:
0.285%, 9/17/2015	2,000,000	1,999,900
144A, 0.325%, 11/9/2015	1,500,000	1,499,460
Bedford Row Funding Corp.:
0.35%, 10/19/2015	1,000,000	999,660
0.47%, 12/11/2015	1,000,000	999,000
China Construction Bank Corp., 0.18%, 9/1/2015	3,789,000	3,788,979
Coca-Cola Co.:
Zero Coupon, 3/18/2016	1,000,000	997,961
0.31%, 9/16/2015	1,000,000	999,960
Erste Abwicklungsanstalt:
0.24%, 10/7/2015	2,000,000	1,999,700
0.26%, 10/7/2015	2,500,000	2,499,625
Kells Funding LLC:
0.21%, 9/4/2015	2,000,000	1,999,960
144A, 0.33%, 12/14/2015	1,500,000	1,498,425
Lloyds Bank PLC, 0.14%, 9/2/2015	2,800,000	2,799,972
LMA Americas LLC, 0.13%, 9/1/2015	1,000,000	999,995
MetLife Short Term Funding LLC, 0.24%, 9/14/2015	500,000	499,975
Natixis, 0.12%, 9/1/2015	3,785,000	3,785,000
Old Line Funding LLC, 0.3%, 10/26/2015	1,000,000	999,580
Prudential Funding LLC, 0.07%, 9/1/2015	1,200,000	1,199,996
Rabobank Nederland NV, 0.33%, 12/7/2015	500,000	499,555
Sanofi, 0.175%, 9/25/2015	1,200,000	1,199,952
Standard Chartered Bank:
0.34%, 9/10/2015	1,200,000	1,199,952
0.42%, 1/8/2016	1,000,000	998,660
Starbird Funding Corp., 0.13%, 9/1/2015	4,500,000	4,500,000
Sumitomo Mitsui Banking Corp., 0.26%, 9/3/2015	1,500,000	1,499,985
Suncorp-Metway Ltd., 0.38%, 9/1/2015	3,000,000	3,000,000
Victory Receivables Corp., 0.28%, 11/23/2015	1,000,000	999,180
		43,464,432
Issued at Par** 11.3%
ASB Finance Ltd., 0.354%, 1/5/2016	1,000,000	999,930
Australia & New Zealand Banking Group Ltd., 0.427%, 4/18/2016	1,000,000	999,810
Bank Nederlandse Gemeenten, 0.299%, 2/25/2016	1,000,000	999,890
Bank of Nova Scotia:
0.312%, 12/9/2015	1,000,000	999,940
0.36%, 2/12/2016	1,500,000	1,499,805
BNZ International Funding Ltd., 144A, 0.314%, 10/14/2015	2,200,000	2,199,912
HSBC Bank PLC, 144A, 0.33%, 12/23/2015	2,000,000	1,999,860
Westpac Banking Corp., 144A, 0.29%, 3/10/2016	1,000,000	999,950
		10,699,097
Total Commercial Paper (Cost $54,162,367)		54,163,529

Short-Term Notes 11.4%
ANZ New Zealand International Ltd., 144A, 1.85%, 10/15/2015	1,000,000	1,001,768
Bank of Nova Scotia:
0.562%**, 12/31/2015	1,000,000	1,000,300
2.9%, 3/29/2016	1,000,000	1,013,347
Home Depot, Inc., 5.4%, 3/1/2016	500,000	512,071
JPMorgan Chase Bank NA, 0.455%**, 9/22/2016	1,000,000	999,208
Microsoft Corp., 1.625%, 9/25/2015	2,000,000	2,001,666
Svenska Handelsbanken AB:
144A, 0.484%**, 3/3/2016	1,000,000	999,892
0.731%**, 3/21/2016	1,200,000	1,201,946
Wells Fargo Bank NA, 0.339%**, 6/3/2016	2,000,000	2,000,960
Total Short-Term Notes (Cost $10,732,950)		10,731,158

Municipal Bonds and Notes 9.5%
Catawba County, NC, Hospital Revenue, Valley Medical Center, 144A, 0.19%***, 10/1/2034, LOC: Branch Banking & Trust	3,000,000	3,000,000
New Jersey, RBC Municipal Products, Inc.Trust, Series E-60, 144A, 0.19%***, 6/28/2016, LOC: Royal Bank of Canada	1,495,000	1,495,000
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series B, 144A, 0.45%***, 5/1/2048, LOC: Bank of China	2,440,000	2,440,000
New York, State Housing Finance Agency, Manhattan West Residential Housing:
Series B-2, 0.3%***, 11/1/2049, LOC: Bank of China	1,000,000	1,000,000
Series B-1, 0.4%***, 11/1/2049, LOC: Bank of China	1,000,000	1,000,000
Total Municipal Bonds and Notes (Cost $8,935,000)		8,935,000

Repurchase Agreements 5.3%
Wells Fargo Securities LLC, 0.4%, dated 7/30/2015, to be repurchased at $5,005,000 on 10/28/2015 (a) (b) (Cost $5,000,000)	5,000,000	5,000,200
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $95,630,424)†	101.6	95,630,382
Other Assets and Liabilities, Net	(1.6)	(1,507,841)
Net Assets	100.0	94,122,541

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of August 31, 2015.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of August 31, 2015.

† The cost for federal income tax purposes was $95,630,424. At August 31, 2015, net unrealized depreciation for all securities based on tax cost was $42. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,901 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,943.

(a) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,239,000	Bank of America Corp.	5.7	1/24/2022	1,405,494
3,759,050	Sinopec Capital Ltd.	1.25	4/24/2016	3,771,830
Total Collateral Value				5,177,324

(b) Open maturity repurchase agreement whose interest rate resets periodically and is shown at the current rate as of August 31, 2015. The dated date is the original day the repurchase agreement was entered into, the maturity date represents the next repurchase date. Upon notice, both the Fund and counterparty have the right to terminate the repurchase agreement at any time.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LOC: Letter of Credit

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (c)	$—	$90,630,182	$—	$90,630,182
Repurchase Agreements	—	5,000,200	—	5,000,200
Total	$—	$95,630,382	$—	$95,630,382

There have been no transfers between fair value measurement levels during the year ended August 31, 2015.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments in securities, at value (cost $95,630,424)	$95,630,382
Cash	599
Interest receivable	55,806
Due from Advisor	12,141
Other assets	590
Total assets	95,699,518
Liabilities
Payable for investments purchased	1,509,349
Distributions payable	5,076
Accrued Trustees' fees	2,352
Other accrued expenses and payables	60,200
Total liabilities	1,576,977
Net assets, at value	$ 94,122,541
Net Assets Consist of
Undistributed net investment income	422
Net unrealized appreciation (depreciation) on investments	(42)
Accumulated net realized gain (loss)	(221)
Paid-in capital	94,122,382
Net assets, at value	$ 94,122,541
Net Asset Value
Capital Shares Net Asset Value, offering and redemption price per share ($94,111,611 ÷ 9,410,305 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.001
Institutional Shares Net Asset Value, offering and redemption price per share ($10,930 ÷ 1,093 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.000

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2015
Investment Income
Income: Interest	$ 312,302
Expenses: Management fee	209,276
Administration fee	139,518
Services to shareholders	563
Service fee	5
Custodian fee	18,770
Professional fees	61,503
Reports to shareholders	28,735
Registration fees	2,060
Trustees' fees and expenses	9,306
Other	18,072
Total expenses before expense reductions	487,808
Expense reductions	(487,803)
Total expenses after expense reductions	5
Net investment income	312,297
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(221)
Change in net unrealized appreciation (depreciation) on investments	(805)
Net gain (loss)	(1,026)
Net increase (decrease) in net assets resulting from operations	$ 311,271

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income	$ 312,297	$ 143,497
Net realized gain (loss)	(221)	65
Change in net unrealized appreciation (depreciation)	(805)	420
Net increase (decrease) in net assets resulting from operations	311,271	143,982
Distribution to shareholders from: Net investment income Capital Shares	(312,301)	(143,449)
Institutional Shares	(21)	(12)
Total distributions	(312,322)	(143,461)
Fund share transactions: Proceeds from shares sold	173,536,803	126,377,787
Reinvestment of distributions	262,012	130,728
Payments for shares redeemed	(201,502,112)	(58,778,714)
Net increase (decrease) in net assets from Fund share transactions	(27,703,297)	67,729,801
Increase (decrease) in net assets	(27,704,348)	67,730,322
Net assets at beginning of period	121,826,889	54,096,567
Net assets at end of period (including undistributed net investment income of $422 and $447, respectively)	$ 94,122,541	$ 121,826,889

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Shares	Year Ended 8/31/15	Period Ended 8/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.001	$ 10.001
Income (loss) from investment operations: Net investment income	.019	.011
Net realized and unrealized gain (loss)	(.001)	.000***
Total from investment operations	.018	.011
Less distributions from: Net investment income	(.019)	(.011)
Net asset value, end of period	$ 10.000	$ 10.001
Total Return (%)[b]	.18	.11**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	12
Ratio of expenses before expense reductions (%)	.81	1.01*
Ratio of expenses after expense reductions (%)	.05	.05*
Ratio of net investment income (%)	.18	.16*

[a] For the period from December 2, 2013 (commencement of operations of Institutional Shares) to August 31, 2014.

[b] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable NAV Money Fund (the "Fund") is a diversified series of Investors Cash Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Capital Shares and Institutional Shares. Certain detailed financial information for Capital Shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

As of August 31, 2015, the Fund held repurchase agreements with a gross value of $5,000,200. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2015, the Fund had $221 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distributions of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 422
Capital loss carryforwards	$ (221)
Net unrealized appreciation (depreciation) on investments	$ (42)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2015	2014
Distributions from ordinary income*	$ 312,322	$ 143,461

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.1500%
Next $3 billion of such net assets	.1325%
Over $4 billion of such net assets	.1200%

For the period from September 1, 2014 through November 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Capital Shares	.15%
Institutional Shares	.20%

For the period from September 1, 2014 through August 31, 2015, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Capital Shares	.00%
Institutional Shares	.05%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended August 31, 2015, the fee pursuant to the Investment Management Agreement aggregated $209,276, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended August 31, 2015, the Advisor reimbursed $138,546 of other expenses.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2015, the Administration Fee was $139,518, all of which was waived.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2015
Capital Shares	$ 417	$ 417	$ —
Institutional Shares	46	41	5
	$ 463	$ 458	$ 5

Service Fee. DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") at an annual rate of 0.05% of average daily net assets for the Institutional Shares. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the year ended August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Annual Effective Rate
Institutional Shares	$ 5	$ 5.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $24,769, of which $10,600 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Ownership of the Fund

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2015, two affiliated shareholder accounts were the owner of record of 10% or more of the total outstanding shares of the Fund, owning approximately 21% and 16%. Also, two non-affiliated shareholder accounts were owner of record of 10% or more of the total outstanding shares of the Fund, owning approximately 11% and 11%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Shares	17,351,945	$ 173,536,803	12,635,308*	$ 126,365,714*
Institutional Shares	—	—	1,207**	12,073**
		$ 173,536,803		$ 126,377,787
Shares issued to shareholders in reinvestment of distributions
Capital Shares	26,196	$ 261,991	13,070*	$ 130,716*
Institutional Shares	2.1	21	1.2**	12**
		$ 262,012		$ 130,728
Shares redeemed
Capital Shares	(20,148,089)	$ (201,501,042)	(5,877,273)*	$ (58,778,609)*
Institutional Shares	(107)	(1,070)	(10.5)**	(105)**
		$ (201,502,112)		$ (58,778,714)
Net increase (decrease)
Capital Shares	(2,769,948)	$ (27,702,248)	6,771,105*	$ 67,717,821*
Institutional Shares	(104.9)	(1,049)	1,198**	11,980**
		$ (27,703,297)		$ 67,729,801

* Effective December 1, 2013, the original shares of the Fund were re-designated as a separate class of shares named Capital Shares.

** For the period from December 2, 2013 (commencement of operations of Institutional Shares) through August 31, 2014.

F. Money Market Fund Reform

In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The Fund is required to comply with money market reforms by the specified compliance dates, with the latest being October 16, 2016. As a result, the Fund may be required to take certain steps that will impact its operations.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Investors Cash Trust and the Shareholders of Deutsche Variable NAV Money Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Variable NAV Money Fund (one of the funds constituting the Investors Cash Trust (the Fund)) as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Variable NAV Money Fund (one of the funds constituting the Investors Cash Trust) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 29, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Institutional Shares
Beginning Account Value 3/1/15	$ 1,000.00
Ending Account Value 8/31/15	$ 1,000.93
Expenses Paid per $1,000*	$ .25
Hypothetical 5% Fund Return
Beginning Account Value 3/1/15	$ 1,000.00
Ending Account Value 8/31/15	$ 1,024.95
Expenses Paid per $1,000*	$ .26
* Expenses are equal to the Institutional Shares annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio
Institutional Shares	.05%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Variable NAV Money Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the Fee Consultant using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided by the Fee Consultant, the Board noted that for the one-year period ended December 31, 2013, the Fund’s gross performance (Capital Shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). Based on Lipper data provided as of December 31, 2013, the Board noted that the Fund’s total (net) operating expenses were lower than the median of the applicable Lipper expense universe for Capital Shares (1st quartile) and Institutional Shares (1st quartile). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitations agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other Deutsche funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

deutscheliquidity.com/US

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Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset & Wealth Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc 222 South Riverside Plaza Chicago, IL 60606-5808 deutschefunds.com (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Institutional Shares	Capital Shares
CUSIP Number	461473837	461473845
Fund Number	1411	1011

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DNAVI-2
(R-035794-3 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche variable NAV MOney fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$31,734	$0	$7,378	$0
2014	$30,946	$0	$7,027	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$498,574	$3,642,017
2014	$0	$266,072	$6,090,049

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$7,378	$4,140,591	$880,336	$5,028,305
2014	$7,027	$6,356,121	$411,123	$6,774,271

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable NAV Money Fund (Institutional Shares), a series of Investors Cash Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015